UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2004

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction of	(Commission	(IRS Employer Identification No.)
incorporation)	File Number)

1300 Main Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant's telephone number, including area code)

Item 7. Exhibits

99.1	Press Release dated April 27, 2004, furnished solely for the purposes of incorporation by reference into Item 9 herein.

Item 9. Regulation FD Disclosure.

           Attached as Exhibit 99.1 and furnished solely for the purposes of incorporation into this Item 9, is a press release which was issued on April 27, 2004, by MGP Ingredients, Inc.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: April 27, 2004	By:/s/ Brian T. Cahill
Brian T. Cahill Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release dated April 27, 2004, furnished solely for the purposes of incorporation by reference into Item 9 herein.